united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 5/31/15

Item 1. Reports to Stockholders.

Semi - Annual Report
May 31, 2015

1-855-294-7538

Distributed by Northern Lights Distributors, LLC. Member FINRA

Dear Fellow Shareholders,

We are pleased to present the semi-annual report for the Inflation Hedges Strategy Fund (the “Fund”) for the period ending May 31, 2015.

Prior to addressing Performance, Outlook and Positioning we would like to take this opportunity to describe the purpose and design of the Fund.

Fund Overview

We believe inflation has been a persistent force in the U.S. economy, which is demonstrated by the fact that $1.00 in 1913, which coincides with the founding of the Federal Reserve, is worth less than $0.04 today, indicating a loss of purchasing power of over 95% solely due to inflation. Moreover, inflation has historically made its presence felt as a sudden “inflationary spike” occurring when investors least expect it, resulting in potential damage to portfolios that were not adequately hedged for it. We believe that any investor with a long-term horizon should be thinking about how to potentially protect their portfolio from the corrosive effects of inflation.

We chose a multi-asset class investment approach because we believe some inflation hedging asset classes perform better than others depending on the economic environment in which inflation occurs. For example, in a high inflation / low growth environment, TIPS and precious metals have historically outperformed, while in a high inflation / high growth environment, commodities, MLPs and global natural resource equities have historically outperformed. Therefore, we believe using a multi-asset class inflation hedge offers the greatest potential to a portfolio during different types of inflationary environments.

We use a mixture of active and passive management within the Fund’s portfolio. We tend to use active management in the less efficient asset classes while using passive approaches where we believe there is less opportunity for excess returns but still want to have broad exposure to an asset class. We primarily use sub-advisors within the active portion of the portfolio and they are: Parametric Portfolio Associates, LLC; Mellon Capital Management Corporation; City of London Investment Group; The Boston Company Asset Management, LLC and NBW Capital, LLC.

Performance

While our long term performance goal is to achieve real returns (CPI + 5%), we measure our short term performance against both Commodities and TIPS, which are the types of investments many of our clients use as an alternative to our mutual fund. Accordingly, the Fund’s two benchmarks are the Barclays U.S. TIPS (1-5 year) Index and the Bloomberg Commodity Total Return Index.

The Fund (Institutional Shares), which launched on February 12, 2013, has performed well when compared to TIPS and Commodities. The Fund’s annualized returns from inception have outperformed the benchmarks. Since inception the Fund’s annualized returns are -0.43%, outperforming the Bloomberg Commodity Total Return index’s annualized return of -13.34% and the Barclays U.S. TIPS (1-5 year) index’s -0.91% annualized return. Importantly, the Fund has achieved this performance with approximately half the volatility level the Commodity index experienced.

Six month returns through May 31, 2015 are -1.23%. This represents outperformance of 9.38% vs. the Bloomberg Commodity Total Return index, which returned -10.61% over this time period. However this represents underperformance of -0.90% vs. the Barclays U.S. TIPS (1-5 year) Index, which returned -0.33% over the same time period.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, until at least until March 31, 2016, to ensure that the net annual fund operating expenses will not exceed 1.88%, 2.63%, 1.63% and 1.88% for Class A, C, I and R shares, subject to possible recoupment from the Fund in future years. Without these waivers, total annual operating expenses would be 5.03%, 5.78%, 4.78% and 5.03% for Class A, C, I and R shares respectively. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 855-294-7538 or visit our website, www.northpeakam.com.

Outlook and Positioning

Overall we expect gradual improvement in the U.S. economy, accompanied by firming inflation. While there is no consensus regarding whether the Fed will raise rates later this year, we believe the Fed and other central banks have little incentive to raise rates too soon as this may stall the current fragile economic recovery. While this interest rate policy nurtures the economy, we believe it also increases the likelihood of an inflationary breakout.

Because no one can foresee when inflation will hit or how hard, or whether there will be a high growth or low growth economic environment going forward, we believe it is prudent to now establish or add to a strategic allocation in a multi-asset class inflation hedge. Asset classes that are not highly correlated with equities and fixed income securities can also provide the investor with an overall portfolio that has better risk adjusted returns.

Sincerely,

Michael Hanus
Brian Chen

Portfolio Managers

Definitions:

Bloomberg Commodity Total Return index: The index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

Barclays U.S. TIPS (1-5 year) Index: The index includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Hedge: A hedge is an investment position intended to offset potential losses/gains that may be incurred by a companion investment.

Investments cannot be made in an index. Unmanaged index returns do not reflect any fees, expenses or sales charges. Past performance is no guarantee of future results.

NLD Review Code 3576-NLD-8/6/2015

Inflation Hedges Strategy Fund
PORTFOLIO REVIEW (Unaudited)
Since Inception through May 31, 2015

Average Annualized Total Returns as of May 31, 2015

			Since
			Inception	Since
	Six	One	Class I and	Inception
	Months***	Year	Class R *	Class C **
Inflation Hedges Strategy Fund – Class C	(1.69)%	(3.40)%	—	0.38%
Inflation Hedges Strategy Fund – Class I	(1.23)%	(5.21)%	(0.43)%	—
Inflation Hedges Strategy Fund – Class R	(1.33)%	(5.40)%	(0.63)%	—
Barclays U.S. TIPS (1-5 Year) Index	(0.27)%	(1.51)%	(0.84)%	0.32%
Dow Jones- UBS Commodity Index Total Return	(10.61)%	(24.55)%	(14.13)%	(14.37)%

*	Class I and Class R commenced operations on February 12, 2013

**	Class C commenced operations on December 2, 2013

***	Non-annualized.

The Barclays U.S. TIPS (1-5 year) Index is an unmanaged index that includes all publicly issued, U.S. Treasury inflation-protected securities that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value. Investors cannot invest directly in an index or benchmark.

Dow Jones- Dow Jones-UBS Commodity Index Total Return is an unmanaged index that is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange (LME). Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, are 1.88%, 2.13% and 2.88% for Class I, Class R and Class C, respectively, per the March 31, 2015 prospectus. The chart does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-855-294-7538.

Inflation Hedges Strategy Fund CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) May 31, 2015

Shares		Value

	COMMON STOCK - 51.36%
	AEROSPACE/DEFENSE - 0.79%
767	Safran SA	$54,224

	AGRICULTURE - 1.90%
1,313	Archer-Daniels-Midland Co.	69,392
661	Bunge LTD	61,182
		130,574
	BUILDING MATERIALS - 1.98%
454	Martin Marietta Materials, Inc.	67,651
761	Vulcan Materials Co.	68,437
		136,088
	CHEMICALS - 7.95%
565	Albemarle Corp.	33,985
352	CF Industries Holdings, Inc.	111,190
438	Dow Chemical Co.	22,807
1,356	K+S AG	44,159
803	LANXESS AG	44,536
216	LyondellBasell Industries NV	21,838
1,361	Mosaic Company	62,402
2,968	Potash Corp. Saskatchewan, Inc.	93,433
249	Syngenta AG	112,294
		546,644
	COAL - 0.06%
100	Alliance Resource Partners LP	2,999
200	Natural Resource Partners LP	820
		3,819
	ELECTRIC - 0.33%
4,172	Infraestructura Energetica Nova SAB de CV	22,362

	FOOD - 0.35%
9,600	Wilmar International LTD	23,920

	GAS - 1.08%
200	Amerigas Partners- LP	9,860
1,056	NGL Energy Partners LP	31,743
513	Western Gas Equity Partners	32,858
		74,461
	IRON/STEEL - 1.56%
1,566	Nucor Corp.	74,072
1,375	United States Steel Corp.	33,550
		107,622
	MINING - 6.35%
4,644	Alcoa, Inc.	58,050
5,730	BHP Billiton LTD	129,740
2,810	First Quantum Minerals LTD	36,191
762	Franco-Nevada Corp.	39,037
100	Hi-Crush Partners LP	2,980
2,946	Newcrest Mining LTD *	31,853
1,121	Rio Tinto LTD	49,923
1,692	Silver Wheaton Corp.	32,266

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2015 (Continued)

Shares		Value

	MINING (Continued) - 6.35%
5,730	South32 LTD *	$9,602
3,000	Sumitomo Metal Mining Co. LTD	46,471
		436,113
	MISCELLANEOUS MANUFACTURE- 0.34%
1,415	Orica Limited	23,702

	OIL & GAS - 7.95%
717	Anadarko Petroleum Corp.	59,948
200	Atlas Resource Partners LP	1,514
13,555	BP PLC	93,243
600	BreitBurn Energy Partners LP	3,192
1,700	Cabot Oil & Gas Corp.	57,732
200	Calumet Specialty Products	5,326
593	EOG Resources, Inc.	52,593
952	EQT GP Holdings LP *	30,673
100	EV Energy Partner LP	1,413
200	Legacy Reserves LP	2,008
600	Linn Energy LLC	6,348
300	Memorial Production Partners	4,482
381	Occidental Petroleum Corp.	29,790
2,203	OMV AG	62,506
739	Phillips 66	58,470
100	Seadrill Partners LLC	1,377
200	Suburban Propane Partners LP	8,760
961	Valero Energy Corp.	56,930
100	Valero Energy Partners LP	5,121
300	Vanguard Natural Resources LLC	4,764
		546,190
	OIL & GAS SERVICES - 3.50%
4,527	Basic Energy Services, Inc. *	39,430
100	Exterran Partners LP	2,589
971	Halliburton Co.	44,083
488	Schlumberger LTD.	44,296
2,221	Superior Energy Services, Inc.	51,283
321	Targa Resources Corp	29,516
1,011	Western Refining Logistics LP	29,835
		241,032
	PIPELINES - 16.40%
400	Buckeye Partners, LP	30,932
1,340	Columbia Pipeline Partners LP	36,247
850	Crestwood Midstream Partners	11,407
300	DCP Midstream Partners LP	11,340
878	Dominion Midstream Partners *	37,016
700	Enbridge Energy Partners LP	25,963
560	Energy Transfer Equity LP	38,455
1,835	Energy Transfer Partners LP	103,182
951	Enlink Midstream LLC	31,488
550	EnLink Midstream Partners LP	13,651
3,930	Enterprise Products Partners	127,411

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) May 31, 2015 (Continued)

Shares		Value

	PIPELINES (Continued) - 16.40%
100	EQT Midstream Partners LP	$8,367
200	Genesis Energy LP	9,726
904	Kinder Morgan, Inc.	37,507
900	Magellan Midstream Partners LP	71,748
600	MarkWest Energy Partners	38,778
537	MPLX LP	39,201
200	NuStar Energy LP	12,482
500	ONEOK Partners LP	19,525
542	Phillips 66 Partners LP	39,425
1,700	Plains All Amer. Pipeline LP	79,815
1,101	Plains GP Holdings LP	30,784
790	Shell Midstream Partners LP	35,471
200	Spectra Energy Partners LP	10,200
500	Sunoco Logistics Partners LP	19,800
1,002	Tallgrass Energy GP LP *	32,114
772	Targa Resources Partners LP	33,380
100	TC Pipelines LP	6,390
657	Tesoro Logistics LP	37,981
350	Western Gas Partenrs LP	23,975
623	Williams Cos., Inc.	31,835
743	Williams Partners LP	41,519
		1,127,115
	RETAIL - 0.07%
200	Ferrellgas Partners LP	4,942

	TRANSPORTATION - 0.75%
100	Golar LNG Partners LP	2,821
410	Kirby Corp *	31,451
100	Martin Midstream Partners LP	3,524
200	Navios Maritime Partners	2,176
200	Teekay LNG Partners LP	7,011
200	Teekay Offshore Partners LP	4,470
		51,453

	TOTAL COMMON STOCK	3,530,261
	(Cost - $3,569,709)

	EXCHANGE TRADED FUND - 31.62%
	DEBT FUND - 31.62%
90,100	PowerShares Senior Loan Portfolio	2,173,212
	TOTAL EXCHANGE TRADED FUND
	(Cost - $2,207,756)

	SHORT-TERM INVESTMENT - 9.84%
	MONEY MARKET FUND - 9.84%
676,568	BlackRock Liquidity Funds T-Fund Portfolio, 0.04% + ^ **	676,568
	TOTAL SHORT-TERM INVESTMENT
	(Cost - $676,568)

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited) May 31, 2015 (Continued)

		Value

	TOTAL INVESTMENTS - 92.82% (Cost - $6,454,033) (a)	$6,380,041
	OTHER ASSETS LESS LIABILITIES - 7.18%	493,243
	NET ASSETS - 100.00%	$6,873,284

		Unrealized
		Appreciation/
Contracts	OPEN FUTURES CONTRACTS LONG - (0.30) % ^	(Depreciation)
9	Cocoa	22,970
	(Underlying Face Amount at Value $277,020)
3	Copper Future	1,613
	(Underlying Face Amount at Value $204,600)
2	Feeder Cattle	5,625
	(Underlying Face Amount at Value $222,950)
3	Gold	330
	(Underlying Face Amount at Value $356,940)
1	Lean Hogs	(340)
	(Underlying Face Amount at Value $33,000)
3	Live Cattle	360
	(Underlying Face Amount at Value $181,530)
3	NYMEX Palladium	(2,670)
	(Underlying Face Amount at Value $233,130)
1	Platinum	95
	(Underlying Face Amount at Value $55,575)
9	Soybean Meal	(7,350)
	(Underlying Face Amount at Value $275,130)
	TOTAL OPEN FUTURES CONTRACTS LONG	20,633

	OPEN FUTURES CONTRACTS SHORT - 3.00% ^
3	Brent Crude Future	76,380
	(Underlying Face Amount at Value $203,340)
4	Coffee	(525)
	(Underlying Face Amount at Value $189,225)
23	Corn Future	50,338
	(Underlying Face Amount at Value $432,200)
8	Natural Gas Future	1,520
	(Underlying Face Amount at Value $217,120)
9	Wheat Future	15,650
	(Underlying Face Amount at Value $137,565)
19	World Sugar #11	63,133
	(Underlying Face Amount at Value $254,934)
	TOTAL OPEN FUTURES CONTRACTS SHORT	206,496

	TOTAL NET UNREALIZED APPRECIATION FROM OPEN FUTURES CONTRACTS	227,129

*	Non-Income producing security.

+	Money Market Fund; interest rate reflects seven-day effective yield on May 31, 2015.

^	Part or all of this security is a holding in North Peak Asset Management Fund Limited.

**	Part or all of this security is a holding in North Peak Asset Management Fund Limited II.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $6,435,489 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$256,886
Unrealized depreciation	(312,334)
Net unrealized depreciation	$(55,448)

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
May 31, 2015 (Continued)

Portfolio Composition by Sector as of May 31, 2015 (Unaudited)

Percent of Net Assets
Debt Fund	31.62%
Energy	27.92%
Basic Materials	15.86%
Short-term Investment	9.84%
Industrial	3.86%
Consumer, Non-cyclical	2.25%
Utilities	1.42%
Consumer, Cyclical	0.07%
Other Assets Less Liabilities	7.16%
Net Assets	100.00%

See accompanying notes to consolidated financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2015

ASSETS
Investment securities:
At cost	$6,454,033
At value	6,380,041
Foreign Cash (Cost $7,929)	7,281
Receivable from investment advisor	19,779
Deposits with Broker	250,726
Futures unrealized appreciation	227,129
Dividends and interest receivable	6,359
Prepaid expenses and other assets	11,566
TOTAL ASSETS	6,902,881

LIABILITIES
Payable for fund shares purchased	3,031
Distribution (12b-1) fees payable	177
Accrued expenses and other liabilities	26,389
TOTAL LIABILITIES	29,597
NET ASSETS	$6,873,284

Net Assets Consist Of:
Paid in capital	$7,231,309
Accumulated net investment income	93,184
Accumulated net realized loss from investments, foreign currency transactions, and futures contracts	(603,642)
Net unrealized appreciation on investments, foreign currency transactions and futures contracts	152,433
NET ASSETS	$6,873,284

Class I Shares:
Net Assets	$6,046,452
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	614,225
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)*	$9.84

Class R Shares:
Net Assets	$822,173
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	83,556
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)*	$9.84

Class C Shares:
Net Assets	$4,659
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	465
Net asset value, offering and redemption price per share (Net assets/Shares of Beneficial Interest)*	$10.02

*	The Fund charges a redemption fee of 2% on redemptions of shares held for less then 60 days.

See accompanying consolidated notes to financial statements.

Inflation Hedges Strategy Fund

CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)

For the Six Months Ended May 31, 2015

INVESTMENT INCOME
Dividends (Less $3,282 Foreign tax withholding)	$131,118
Interest	311
TOTAL INVESTMENT INCOME	131,429

EXPENSES
Investment advisory fees	79,455
Distribution (12b-1) fees- Class R	1,331
Distribution (12b-1) fees- Class C	23
Legal fees	24,658
Accounting services fees	17,030
Registration fees	14,794
Custodian fees	11,835
Professional Fees	10,849
Transfer agent fees	9,013
Audit fees	7,398
Printing and postage expenses	7,398
Administrative services fees	5,301
Trustee Fees	4,192
Non 12b-1 shareholder servicing fees	2,466
Miscellaneous expenses	1,233
Insurance expense	369
TOTAL EXPENSES	197,345
Fees waived/expenses reimbursed by the Advisor	(115,263)
NET EXPENSES	82,082

NET INVESTMENT INCOME	49,347

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS
Net realized loss from:
Investments	(277,056)
Foreign currency transactions	(4,496)
Futures Contracts	(124,124)
Net realized loss	(405,676)
Net change in unrealized appreciation (depreciation) of:
Investments	54,186
Foreign currency transactions	(133)
Futures Contracts	93,859
Net unrealized appreciation	147,912
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FUTURES CONTRACTS	(257,764)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(208,417)

See accompanying consolidated notes to financial statements.

Inflation Hedges Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	May 31, 2015	November 30, 2014
FROM OPERATIONS	(Unaudited)
Net investment income	$49,347	$89,566
Net realized loss on investments, foreign currency transactions and futures contracts	(405,676)	(149,071)
Net change in unrealized appreciation (depreciation) of investments, foreign currency transactions and futures contracts	147,912	(59,245)
Net decrease in net assets resulting from operations	(208,417)	(118,750)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains:
Class C	(3)	—
Class I	(8,508)	—
Class R	(912)	—
From net investment income:
Class I	(34,028)	(15,950)
Class R	—	(39)
Net decrease in net assets from distributions to shareholders	(43,451)	(15,989)
FROM SHARES OF BENEFICIAL INTEREST
Class I:
Proceeds from shares sold	1,302,143	7,958,435
Net asset value of shares issued in reinvestment of distributions	33,002	15,832
Redemption fee proceeds	2,200	911
Payments for shares redeemed	(6,051,812)	(3,223,018)
Net increase (decrease) in net assets from shares of beneficial interest	(4,714,467)	4,752,160
Class R:
Proceeds from shares sold	6,212	2,075,480
Net asset value of shares issued in reinvestment of distributions	—	39
Redemption fee proceeds	260	53
Payments for shares redeemed	(443,228)	(791,836)
Net increase (decrease) in net assets from shares of beneficial interest	(436,756)	1,283,736
Class C:
Proceeds from shares sold	—	31,020
Redemption fee proceeds	—	2
Payments for shares redeemed	—	(27,368)
Net increase in net assets from shares of beneficial interest	—	3,654

Net increase (decrease) in net assets from shares of beneficial interest	(5,151,223)	6,039,550

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,403,091)	5,904,811

NET ASSETS
Beginning of Period	12,276,375	6,371,564
End of Period +	$6,873,284	$12,276,375
+ Includes accumulated undistributed net investment income of:	$93,184	$77,865

See accompanying consolidated notes to financial statements.

Inflation Hedges Strategy Fund

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Six Months Ended	Year Ended
	May 31, 2015	November 30, 2014
SHARE ACTIVITY	(Unaudited)
Class I
Shares Sold	133,134	778,615
Shares Reinvested	3,434	1,600
Shares Redeemed	(620,971)	(313,130)
Net increase (decrease) in shares of beneficial interest outstanding	(484,403)	467,085
Class R
Shares Sold	639	203,654
Shares Reinvested	—	4
Shares Redeemed	(45,314)	(80,154)
Net increase (decrease) in shares of beneficial interest outstanding	(44,675)	123,504
Class C
Shares Sold	—	3,097
Shares Reinvested	—	—
Shares Redeemed	—	(2,632)
Net increase in shares of beneficial interest outstanding	—	465

See accompanying consolidated notes to financial statements.

Inflation Hedges Strategy Fund - Class I
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the	For the	For the
	Six Months Ended	Year Ended	Period Ended
	May 31, 2015	November 30, 2014	November 30, 2013 (1)
	(Unaudited)
Net asset value, beginning of period	$10.00	$10.01	$10.00

Activity from investment operations:
Net investment income (2)	0.05	0.10	0.02
Net realized and unrealized loss on investments	(0.17)	(0.08)	(0.01)
Total from investment operations	(0.12)	0.02	0.01
Less distributions from:
Net investment income	(0.03)	(0.03)	—
Net realized gains	(0.01)	—	—
Total distributions	(0.04)	(0.03)	—

Redemptions fees (9)	0.00	0.00	0.00

Net asset value, end of period	$9.84	$10.00	$10.01

Total return (3,4)	(1.23)%	0.15%	0.10%

Net assets, end of period (000s)	$6,046	$10,992	$6,324

Ratio of expenses to average net assets:
Before reimbursement (5,6,7)	3.92%	4.53%	8.22%
Net of reimbursement (5,7)	1.63%	1.65%	1.70%

Ratio of net investment income to average net assets: (5,7,8)	1.00%	0.93%	0.45%

Portfolio Turnover Rate (4)	25%	128%	41%

(1)	Class I commenced operations on February 12, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods of less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Less then 0.01 per share

See accompanying consolidated notes to financial statements.

Inflation Hedges Strategy Fund - Class R
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the	For the	For the
	Six Months Ended	Year Ended	Period Ended
	May 31, 2015	November 30, 2014	November 30, 2013 (1)
	(Unaudited)
Net asset value, beginning of period	$9.98	$10.00	$10.00

Activity from investment operations:
Net investment income (2)	0.04	0.08	0.01
Net realized and unrealized loss on investments	(0.17)	(0.09)	(0.01)
Total from investment operations	(0.13)	(0.01)	—
Less distributions from:
Net investment income	—	(0.01)	—
Net realized gains	(0.01)	—	—
Total distributions	(0.01)	(0.01)	—

Redemptions fees (9)	0.00	0.00	0.00

Net asset value, end of period	$9.84	$9.98	$10.00

Total return (3,4)	(1.33)%	(0.12)%	0.00%

Net assets, end of period (000s)	$822	$1,280	$47

Ratio of expenses to average net assets:
Before reimbursement (5,6,7)	4.17%	4.78%	8.47%
Net of reimbursement (5,7)	1.88%	1.90%	1.95%

Ratio of net investment income to average net assets: (5,7,8)	0.75%	0.68%	0.20%

Portfolio Turnover Rate (4)	25%	128%	41%

(1)	Class R commenced operations on February 12, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods of less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Less then 0.01 per share

See accompanying consolidated notes to financial statements.

Inflation Hedges Strategy Fund - Class C
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the	For the
	Six Months Ended	Period Ended
	May 31, 2015	November 30, 2014 (1)
	(Unaudited)
Net asset value, beginning of period	$10.20	$9.97

Activity from investment operations:
Net investment income (2)	0.01	0.01
Net realized and unrealized gain (loss) on investments	(0.18)	0.22
Total from investment operations	(0.17)	0.23
Less distributions from:
Net realized gains	(0.01)	—
Total distributions	(0.01)	—

Redemptions fees	—	0.00 (9)

Net asset value, end of period	$10.02	$10.20

Total return (3,4)	(1.69)%	2.31%

Net assets, end of period (000s)	$5	$5

Ratio of expenses to average net assets:
Before reimbursement (5,6,7)	4.92%	5.53%
Net of reimbursement (5,7)	2.63%	2.65%

Ratio of net investment income to average net assets: (5,7,8)	0.00%	(0.07)%

Portfolio Turnover Rate (4)	25%	128%

(1)	Class C commenced operations on December 2, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(4)	Not annualized for periods less than one year.

(5)	Annualized for periods of less than one year.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(7)	Does not include the expenses of other investment companies in which the Fund invests.

(8)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the underlying investment companies in which the Fund invests.

(9)	Less then 0.01 per share

See accompanying consolidated notes to financial statements.

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2015

1.	ORGANIZATION

Inflation Hedges Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek to provide current income and real (after inflation) total returns. The Fund currently offers Class I, Class R and Class C shares. Class I and Class R commenced operations on February 12, 2013. Class C commenced operations on December 2, 2013. All Classes are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies. The Open-ended Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Open-ended Funds. Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed end investment company purchased by the Fund will not change.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”). The Board has delegated execution of these

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2015 (Continued)

procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2015 (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments:
Common Stock*	$3,530,261	$—	$—	$3,530,261
Exchange-Traded Funds	2,173,212	—	—	2,173,212
Short-Term Investment	676,568	—	—	676,568
Derivatives:
Futures	227,129			227,129
Total	$6,607,170	$—	$—	$6,607,170

There were no transfers into or out of Level 1, Level 2, and Level 3 during the current period presented.

It is the Fund’s policy to record transfers into and out of any Level at the end of the reporting period.

The Fund did not hold any Level 3 securities during the period.

*	Please refer to the Portfolio of Investments for Industry classifications.

Consolidation of Subsidiaries – North Peak Asset Management Fund Limited (NPAMFL) – The Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of NPAMFL, a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

NPAMFL will utilize commodity futures, options on futures, swap contracts and structured notes to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned commodity based products, NPAMFL may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

Consolidation of Subsidiaries – North Peak Asset Management Fund Limited II (NPAMFL II) – The

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2015 (Continued)

Consolidated Portfolio of Investments, Consolidated Statement of Asset and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and the Consolidated Financial Highlights of the Fund includes the accounts of NPAMFL II, a wholly-owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation.

The Fund may invest up to 25% of its total assets in the controlled foreign corporation (“CFC”) which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

NPAMFL II will utilize commodity futures, options on futures, swap contracts and structured notes to facilitate the Fund’s pursuit of its investment objective. In accordance with its investment objective and through its exposure to the aforementioned commodity based products, NPAMFL II may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks section of the Fund’s prospectus.

A summary of the Fund’s investment in the CFCs are as follows:

		CFC Net Assets at	% Of Fund Net Assets at
	Inception Date of CFC	May 31, 2015	May 31, 2015
NPAMFL	4/15/2014	$557,835	8.11%
NPAMFL II	3/18/2013	$100	0.00%*

*	Less than 0.01%

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year (2013-2014), or expected to be taken in the Fund’s 2015 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2015 (Continued)

significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign currency transactions in the Statements of Operations. For the six months ended May 31, 2015, the Fund had a net realized loss of $4,496 on forward currency contracts.

Futures Contracts – The Fund is subject to equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Amounts reflected as deposits with brokers in the Statement of Assets and Liabilities include restricted balances held with the broker as collateral. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2015 (Continued)

Disclosures About Offsetting Assets and Liabilities – The following table presents the Fund’s asset and liability derivatives available for offset under a master netting arrangement net of collateral pledged as of May 31, 2015:

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Statement of Assets &	the Statement of	Financial	Cash Collateral
Description	Recognized Liabilities	Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$227,129	$—	$227,129	$—	$227,129	$—
Total	$227,129	$—	$227,129	$—	$227,129	$—

(1)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

Derivatives Disclosure – Fair Values of Derivative Instruments in the Fund as of May 31, 2015:

Asset Derivatives
Statement of
Contract Type/	Assets and Liabilities
Primary Risk Exposure	Location	Fair Value

Commodity contracts:
Futures	Futures unrealized appreciation
	Assets - Net Unrealized Appreciation	227,129
		$227,129	*

*	Represents cumulative appreciation/(depreciation) on futures contracts as reported in the Portfolio of Investments.

The effect of Derivative Instruments on the Consolidated Statement of Operations for the six months ended May 31, 2015:

			Unrealized
		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Commodity contracts	Net realized gain (loss) from futures contracts	$(124,124)
	Net change in unrealized appreciation (depreciation)
	from futures contracts		$93,859

Foreign Exchange Contracts	Net realized gain (loss) from foreign currency contracts	(4,496)
	Net change in unrealized appreciation (depreciation)
	from foreign currency contracts		(133)

Total		$(128,620)	$93,726

The notional value of the derivative instruments outstanding as of May 31, 2015 as disclosed in the Portfolio of

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2015 (Continued)

Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the six months ended May 31, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $1,844,521 and $4,760,293, respectively.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

North Peak Asset Management, LLC serves as the Fund’s Investment Advisor (the “Advisor”). Pursuant to an Advisory Agreement with the Trust, on behalf of the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.60% of the Fund’s average daily net assets. For the six months ended May 31, 2015, the Fund incurred $79,455 of advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until March 31, 2016 to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that total expenses incurred (excluding brokerage fees and commissions, acquired fund fees and expenses, borrowing costs, interest and tax expenses, dividends on short positions and extraordinary expenses) do not exceed 1.63%, 1.88% and 2.63% for Class I, Class R and Class C shares, respectively, with respect to the average daily net assets for each share class. These amounts will herein be referred to as the “expense limitations.” For the six month ended May 31, 2015, expenses of $115,263 incurred by the Fund were waived by the Advisor.

If the Advisor waives any fee or reimburses any expenses pursuant to the Waiver agreement, and the Fund’s operating expenses are subsequently lower than their respective expense limitation, the Advisor shall be entitled to reimbursement by the Fund provided that such reimbursement does not cause the Fund’s operating expense to exceed the respective expense limitation. If any Fund’s operating expenses subsequently exceed the respective expense limitation, the reimbursements for the Fund shall be suspended.

As of November 30, 2014, the following amounts are subject to recapture by the Advisor by November 30 of the following years:

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2015 (Continued)

2017	2016	Totals
$281,808	$201,342	$483,150

Sub-advisory services were provided to the Funds, pursuant to agreements between the Advisor and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Advisor compensated the sub-advisers based on the portion of the Fund’s average daily net assets which they had been allocated to manage.

Parametric Portfolio Associates, LLC
Mellon Capital Management Corporation
The Boston Company Asset Management, LLC
City of London Investment Management Company
NBW Capital, LLC (formerly Taylor Investment Counselors, LLC)

Distributor– The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated at an annual rate of 0.25% and 1.00% of the average daily net assets for Class R shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. For the six months ended May 31, 2015, pursuant to the Plan, Class R and Class C shares paid $1,331, and $23, respectively.

In addition, certain affiliates of the Distributor provide services to the Fund(s) as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) – Gemcom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

5.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 60 days or if shares are redeemed for failure to maintain the Fund’s minimum account balance requirement. The redemption fee is paid directly to the Fund. For the six months ended May 31, 2015, the Fund assessed $2,201, $260, and $0 in redemption fees for Class I, Class R, and Class C shares, respectively.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a) 9 of the Act. As of May 31, 2015 Charles Schwab & Co, an account holding shares for the benefit of others in nominee name, held approximately 25% of the voting securities

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2015 (Continued)

of Class I. As of May 31, 2015 NFS LLC FEBO USAA Federal Savings Bank, an account holding shares for the benefit of others in nominee name, held approximately 100% of the voting securities of Class C. The Fund has no knowledge as to whether all or any portion of the shares owned on record by Charles Schwab and NFS LLC FEBO USAA Federal Savings Bank are also owned beneficially by any party who would be presumed to control the fund.

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the PowerShares Senior Loan Portfolio, (the “PowerShares Fund”). The Fund may redeem its investment from the PowerShares Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

The performance of the Fund may be directly affected by the performance of the PowerShares Fund. The financial statements of the PowerShares Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of May 31, 2015 the percentage of the Fund’s net assets invested in the PowerShares Fund 31.62%.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the year ended November 30, 2014 was as follows:

Fiscal Year Ended
November 30, 2014
Ordinary Income	$15,989

The Fund had no distributions for the period ended November 30, 2013.

As of November 30, 2014, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Other	Post October Loss	Unrealized	Total
Ordinary	Book/Tax	and	Appreciation/	Accumulated
Income	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$33,690	$(11,876)	$(17,766)	$(110,205)	$(106,157)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized losses, and unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales, and tax adjustments for partnerships, return of capital distributions from C-Corporations and the Fund’s wholly-owned subsidiary.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $17,766.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and adjustments for real estate investment trusts, partnerships and return of capital distributions from C-Corporations, resulted in reclassifications for the year ended November 30, 2014 as follows:

Inflation Hedges Strategy Fund
CONSOLIDATED NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2015 (Continued)

Undsitributed	Accumulated
Net Investment	Net Realized
Income	Gain (Loss)
$(9,770)	$9,770

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Inflation Hedges Strategy Fund
EXPENSE EXAMPLES (Unaudited)
May 31, 2015

As a shareholder of the Fund you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as disclosed in the table below.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Annualized	Expense Paid
	Account Value	Account Value	Expense	During Period
	12/1/14	5/31/15	Ratio	12/1/14-5/31/14 *
Actual
Class I	$1,000.00	$ 987.70	1.63%	$ 8.07
Class R	$1,000.00	$ 986.70	1.88%	$ 9.31
Class C	$1,000.00	$ 983.10	2.63%	$13.00
Hypothetical
(5% return before expenses)
Class I	$1,000.00	$1,016.80	1.63%	$ 8.20
Class R	$1,000.00	$1,015.56	1.88%	$ 9.45
Class C	$1,000.00	$1,011.82	2.63%	$13.19

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended May 31, 2015 (182) divided by the number of days in the fiscal year (365).

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on January 20-21, 2015, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Inflation Hedges Strategy Fund (“Inflation Hedges”) and North Peak Asset Management, LLC (the “Adviser” or “North Peak”), (the “North Peak Advisory Agreement”). The Board further considered the renewal of the sub-advisory agreements between North Peak and Parametric Portfolio Associates (“Parametric”), Mellon Capital Management, LLC (“Mellon”), City Of London Investment Management Company Limited (“CoL”), The Boston Company Asset Management, LLC (“TBC”), (each a “Sub-Adviser” and collectively the “Sub-Advisers”), (the “North Peak Sub-Advisory Agreements”).

Based on their evaluation of the information provided by the Adviser and each Sub-Adviser, in conjunction with Inflation Hedges’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the North Peak Advisory Agreement and the North Peak Sub-advisory Agreements with respect to Inflation Hedges.

In advance of the Meeting, the Board requested and received materials to assist them in considering the North Peak Advisory Agreement and the North Peak Sub-Advisory Agreements. The materials provided contained information with respect to the factors enumerated below, including the North Peak Advisory Agreement and the North Peak Sub-Advisory Agreements, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the approval of the North Peak Advisory Agreement and the North Peak Sub-Advisory Agreements and comparative information relating to the advisory fees and other expenses of Inflation Hedges. The materials also included due diligence materials relating to the Adviser and each Sub-Adviser (including due diligence questionnaires completed by the Adviser and the Sub-Adviser, the Adviser’s and Sub-Adviser’s Forms ADV, select financial information of the Adviser and Sub-Adviser, bibliographic information regarding the Adviser’s and the Sub-Adviser’s key management and investment advisory personnel, and comparative fee information relating to the Fund) and other pertinent information.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the North Peak Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the North Peak Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Peak Advisory Agreement. In considering the renewal of the North Peak Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by North Peak related to the proposed renewal of the North Peak Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed, and a review of the professional personnel performing services for North Peak, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of its research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representative of North Peak with respect to a series of important questions, including: whether North Peak was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of North Peak; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with North Peak’s investment limitations, noting that the CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under North Peak’s compliance program. The Board then reviewed the capitalization of North Peak based on financial information provided by and representations made by North Peak and concluded that North Peak was sufficiently well-capitalized, or had the ability to make additional contributions in order to meet its obligations to Inflation Hedges. The Board concluded that North Peak had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the North Peak Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by North Peak to Inflation Hedges were satisfactory.

Performance. The Board reviewed the performance of Inflation Hedges as compared to its peer group and Morningstar category for the one year period ended September 30, 2014 noting that the Fund outperformed its peer group and slightly underperformed its Morningstar category. The Board further noted Inflation Hedges outperformed its benchmark for the same one year period and since the Fund’s inception of February 12, 2013. The Board concluded that past performance was acceptable.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by North Peak, the Board discussed the comparison of management fees and total operating expense data and reviewed North Peak’s advisory and overall expenses compared to a peer group comprised of funds constructed by North Peak with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for Inflation Hedges, and noted North Peak’s commitment to waive or limit its management fee and/or reimburse expenses at least until March 31, 2016 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.88%, 2.63%, 1.88% and 1.63% of Inflation Hedges average net assets of Class A, Class C, Class R and Class I shares, respectively and found such arrangements to be beneficial to shareholders. The Board concluded that based on North Peak’s experience, expertise and services to Inflation Hedges, the advisory fee charged by North Peak and expense caps were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to North Peak with respect to Inflation Hedges based on profitability reports and analyses reviewed by the Board and the selected financial information of North Peak provided by North Peak. After review and discussion, the Board concluded that based on the services provided by North Peak and the projected growth of Inflation Hedges, the fees were reasonable and that anticipated profits from North Peak’s relationship with Inflation Hedges were not excessive.

Economies of Scale. As to the extent to which Inflation Hedges will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of Inflation Hedges, North Peak’s expectations for growth of Inflation Hedges, and concluded that any material economies of scale would not be achieved in the near term.

The Board then reviewed and discussed the written materials that were provided by Parametric, Mellon, CoL and TBC (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) in advance of the Meeting and deliberated on the renewal of the North Peak Sub-Advisory Agreements. In addition to the materials described above, the Board reviewed: (i) the nature and quality of the investment advisory services to be provided by each respective Sub-Adviser, including the experience and qualifications of the personnel providing such services; (ii) the investment strategies and style of investing of each Sub-Adviser; (iii) the performance history of each Sub-Adviser for Inflation Hedges; and (iv) each Sub-Adviser’s financial condition, history of operations and ownership structure. The Board discussed renewal of the sub-advisory agreement between North Peak and Wellington Management Company, LLP (“Wellington”). The Board noted that North Peak and Wellington have mutually determined to terminate the investment sub-advisory agreement between North Peak and Wellington (the “Wellington Sub-Advisory Agreement”), on behalf of Inflation Hedges, effective March 31, 2015. The Board further noted that because the current term of the Wellington Sub-Advisory Agreement is due to expire on February 12, 2015 unless renewed and because Wellington had not been allocated and did not manage any assets of Inflation Hedges, the Board chose not to consider or extend the Wellington Sub-Advisory Agreement beyond its current term. In considering the renewal of each North Peak Sub-Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by each Sub-Adviser, the Board noted the experience of the portfolio management and research personnel of each Sub-Adviser, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of each Sub-Adviser and reviewed supporting materials. The Board reviewed the presentation materials prepared by each Sub-Adviser describing their investment process. As applicable, the Board received satisfactory responses from each Sub-Adviser with respect to a series of important questions, including: whether the Sub-Advisers were involved in any lawsuits or pending regulatory actions. The Board discussed each Sub-Adviser’s compliance structure and broker selection process. In consideration of the compliance policies and procedures for each Sub-Adviser included in the Board Materials, the Board concluded that each Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the respective Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to Inflation Hedges were satisfactory.

Performance. Where applicable, the Board considered each Sub-Adviser’s past performance as well as other factors relating to each Sub-Adviser’s track record. While only TBC had been allocated assets by Inflation Hedges, the Board reviewed, where applicable, each Sub-Adviser’s related performance track record. The Board concluded that the performance track records of each applicable Sub-Adviser were satisfactory.

Fees, Expenses and Profitability. As to the costs of the services to be provided and profits to be realized by each Sub-Adviser, the Board discussed the sub-advisory fees payable to each Sub-Adviser. The Board considered that the Sub-Advisers are each to be paid by North Peak and not by Inflation Hedges. North Peak confirmed to the Board that the sub-advisory fees paid or to be paid to the Sub-Advisers were reasonable in light of the anticipated quality of the services to be performed by them. As to profitability, the Trustees discussed the total fees previously paid or expected to be paid to each Sub-Adviser, and noted that the Sub-Advisers will receive no other compensation from Inflation Hedges or North Peak except the sub-advisory fee earned pursuant to the Sub-Advisory Agreement and payable by North Peak. It was noted, however, that certain Sub-Advisers entered into sub-advisory agreements with certain wholly-owned subsidiaries of Inflation Hedges (the “CFC Sub-Advisory Agreements”). While these CFC Sub-Advisory Agreements would provide a sub-advisory fee, it was noted that such agreements would include a provision requiring the Sub-Adviser to proportionately waive any sub-advisory fees owed by North Peak pursuant to the CFC Sub-Advisory Agreement so as to avoid double charging on the same assets at both Inflation Hedges and subsidiary level. As to the costs of the services to be provided, and profits to be realized by each, the Trustees reviewed profitability analyses that were provided. However, because all sub-advisory fees will be paid by North Peak, the overall advisory fee paid by Inflation Hedges is not directly affected by the respective sub-advisory fees. Consequently, the Board did not consider the costs of services provided by the Sub-Advisers or their profitability to be significant factors. Based on all these factors, the Board concluded that the sub-advisory fees to be paid under the Sub-Advisory Agreements were reasonable in light of the services to be provided thereunder.

Economies of Scale. Since the sub-advisory fees are not paid by Inflation Hedges, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of Inflation Hedges increase.

Conclusion: The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the North Peak Advisory Agreement and the North Peak Sub-Advisory Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from North Peak, Parametric, Mellon, CoL and TBC, as the Board believed to be reasonably necessary to evaluate the terms of each of the North Peak Advisory Agreement and the North Peak Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the North Peak Advisory Agreement and North Peak Sub-Advisory Agreements separately, (a) the terms of the North Peak Advisory Agreement (or North Peak Sub-Advisory Agreements) are reasonable; (b) the advisory fee (or sub-advisory fee) is reasonable; and (c) the North Peak Advisory Agreement (or North Peak Sub-Advisory Agreement) is in the best interests of Inflation Hedges, and its shareholders. In considering the renewal of each of the North Peak Advisory Agreement and North Peak Sub-Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of each of the North Peak Advisory Agreement and North Peak Sub-Advisory Agreement was in the best interests of Inflation Hedges and their shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each of the North Peak Advisory Agreement and North Peak Sub-Advisory Agreements.

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-294-7538 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-294-7538.

INVESTMENT ADVISOR
North Peak Asset Management, LLC
457 Washington St.
Duxbury, MA 02332

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/30/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/30/15

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 7/30/15